UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

   Investment Company Act file number 811-04787
                                      ----------


                        FRANKLIN NEW YORK TAX-FREE TRUST
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)


                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------

Date of fiscal year end:  9/30
                          ----

Date of reporting period: 3/31/10
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                   (GRAPHIC)

MARCH 31, 2010

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin New York Insured Tax-Free Income Fund

Franklin New York Intermediate-Term Tax-Free Income Fund

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                                                TAX-FREE INCOME

                                    FRANKLIN
                            NEW YORK TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
New York State Update and Municipal Bond Market Overview ..................    4
Franklin New York Insured Tax-Free Income Fund ............................    7
Franklin New York Intermediate-Term Tax-Free Income Fund ..................   14
Financial Highlights and Statements of Investments ........................   22
Financial Statements ......................................................   38
Notes to Financial Statements .............................................   41
Shareholder Information ...................................................   50

Shareholder Letter

     Dear Shareholder:

     U.S. economic activity continued to expand during the six months ended March 31, 2010. Although many observers considered the global recession over, most economists warned that growth would be sluggish as consumers and the financial system continued to climb out of debt.

     The federal funds target rate remained unchanged over the period at a historically low range of 0% to 0.25%; however, the Federal Reserve Board
     (Fed) had been very active and employed other strategies to help stem the crisis in 2009, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower. In testimony to Congress in February, Chairman Bernanke once again stated that short-term rates were likely to remain exceptionally low for an extended period until the Fed feels a broader economic recovery has taken hold.

     Most major financial markets showed signs of recovery, and equity markets staged a strong rally since March 2009. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. Chairman Bernanke began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. On February 18, the Fed raised the largely symbolic discount rate to 0.75%. This first tightening move was designed to encourage banks to borrow short-term funds from money markets rather than the central bank.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

     The municipal bond market rose slightly in the six-month period under review; the Barclays Capital (BC) Municipal Bond Index returned +0.28% although securities with maturities 22 years and longer, which make up a substantial portion of our portfolios, had a -0.43% return.(1)

     Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period. Another area of concern is the large, projected federal budget deficit and its potential long-term effect on interest rates and economic growth.

     We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

     Franklin New York Tax-Free Trust's semiannual report goes into greater detail about municipal bond market conditions during the period. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Bond Index:
     Long Component is the long (22+ years) component of the BC Municipal Bond Index.


                     2 | Not part of the semiannual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     Not part of the semiannual report | 3

Semiannual Report

New York State Update and Municipal Bond Market Overview

New York's economy continued to weather the challenges of the economic slowdown with some relief from the billions of dollars in federal aid that propped up banks on Wall Street. The state also benefited from a rebound in its vital financial services industry. Wall Street profits and an increase in financial services bonuses in 2009 over the previous year supported state revenues. New York's job losses were less severe than the nation's and the state began slowly adding jobs during the reporting period. The unemployment rate was 8.6% in March 2010, compared with the 9.7% national rate.(1) Construction had the greatest job losses as the commercial real estate market was soft, office rents declined and new home construction remained at low levels over the reporting period. Although the manufacturing sector also suffered significant job losses, education and health services and leisure and hospitality made small gains.

Although federal aid to banks and improved Wall Street bonuses contributed to revenue collections, the state budget was challenged by declining income and sales tax revenues. New York officials worked to bridge a $3 billion budget shortfall midway through the 2009 fiscal year by implementing a package of one-time solutions, which left a $500 million gap.(2) In January 2010, revenue collections came in well below estimates, further widening the gap. The governor successfully closed the gap with an additional $1.1 billion in enhanced federal fiscal relief for the state.(2) For the 2010-2011 fiscal year, the governor faced a projected $7.4 billion deficit that he planned to eliminate through spending reductions and long-term reforms, including yearly reductions in school aid, health care costs and state agency spending.(3)

One of New York's ongoing issues was its high debt ratios. Net tax-supported debt as a percentage of personal income was 5.4% and debt per capita was $2,590, compared with the national medians of 2.1% and $739.(4) New York's debt ratios reflected the issuance of tobacco bonds and a refunding of New York City Municipal Assistance Corporation debt used to provide budget relief for the City. Moody's Investors Service rated New York's general obligation bonds

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Moody's Investors Service, "High Profile New Issue: New York
     State," March 2010.

(3.) Source: www.ny.gov, "Governor Paterson's 2010-11 Executive Budget Proposes
     Significant Spending Reductions, Key Long-Term Reforms to Eliminate $7.4 Billion Budget Gap," 1/19/10.

(4.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.


                             4 | Semiannual Report

Aa3 with a stable outlook.(5) Moody's assessment was based on its expectation the state would enact timely and largely recurring solutions to address expected budget shortfalls.

During the six months ended March 31, 2010, the municipal bond market delivered modest returns to investors, as the Barclays Capital (BC) Municipal Bond Index posted a +0.28% total return.(6) Although the market declined in October 2009 and March 2010, positive returns from November 2009 through February 2010 offset the losses. The municipal bond market performed favorably compared with the U.S. Treasury bond market's -0.20% return for the six-month period.(7)

Despite municipal bonds' relative strength, many tax-free bonds retained their pre-tax yield advantage over Treasuries. As of March 31, 2010, the BC Municipal Bond Index: Long Component yield of 5.11% exceeded the BC U.S. Treasury Index:
Long Component yield of 4.47%.(8) Investors continued to purchase municipal bond fund shares even though budgetary pressures at state and local levels and concerns regarding some issuers' abilities to repay debt were well publicized. Municipal bond mutual funds received record net inflows in 2009. In addition to many municipalities' fiscal stress, nearly all municipal bond insurers were downgraded during the last half of 2009, eroding municipal bonds' overall credit quality. However, a recent Moody's Investors Service report bolstered the case for municipal issuers. The study showed a less than 1% default rate for all municipal bonds issued from 1970 through 2009 and higher recovery in the event of a default on average than for corporate issuers, which helped remind investors of the asset class's underlying credit strength.

Further aiding positive municipal bond performance during the reporting period was the prospect of rising taxes, lower new tax-exempt issuance and fewer tax shelters. In March 2010, the U.S. House of Representatives modified and

(5.) This does not indicate Moody's rating of the Funds.

(6.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(7.) Source: (C) 2010 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(8.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index: Long Component is the long (22+ years) component of the BC Municipal Bond Index. The BC U.S. Treasury Index: Long Component is the long component of the BC U.S. Treasury Index and covers public obligations of the U.S. Treasury with a remaining maturity of 10 years or more.


                             Semiannual Report | 5
approved certain provisions of the American Recovery and Reinvestment Act. The original provisions allowed municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. If extensions and modifications approved by the House become law, municipalities would continue to receive a subsidy for their taxable borrowing but at 33% starting in 2011 and declining to 30% in 2013. Rebates of 35% allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. Historically, a large supply of issuance can be detrimental to municipal bond market performance; however, this was not the case during this reporting period. Although 2009's $409 billion in total issuance surpassed the previous year's, the popularity of Build America Bonds helped drive the municipal bond market's positive total returns.(10) The taxable bonds accounted for approximately 20% of long-term issuance in 2009, which reduced the supply of available municipal bonds for traditional, tax-exempt investors.(11) Solid demand for tax-exempt bonds drove municipal bond prices higher. We think these new, subsidized, taxable municipal bonds are likely to restrain future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced tax-exempt supply during the reporting period, we looked for opportunities to keep the portfolios fully invested in longer term bonds, which helped support the Fund's dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(10.) Source: Thomson Reuters, THE BOND BUYER, 2/9/10.

(11.) Source: Municipal Securities Rulemaking Board, "Build America Bond
     Issuance and Trade Activity, 2009," February 2010.


                             6 | Semiannual Report

Franklin New York Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.(1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.(1) The Fund invests at least 80% of its net assets in insured municipal securities.(2)

CREDIT QUALITY BREAKDOWN*

Franklin New York Insured Tax-Free Income Fund 3/31/10

                          % OF TOTAL
                           LONG-TERM
RATINGS                  INVESTMENTS**
-------                  -------------
AAA                          31.5%
AA                           31.6%
A                            14.0%
BBB                           0.2%
Below Investment Grade        1.0%
Not Rated by S&P             21.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to below investment grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AA or Aa       2.9%      2.4%
A              7.5%      1.1%
BBB or Baa     1.7%      6.1%
              ----       ---
Total         12.1%      9.6%

This semiannual report for Franklin New York Insured Tax-Free Income Fund covers the period ended March 31, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.


                              Semiannual Report | 7

DIVIDEND DISTRIBUTIONS*

Franklin New York Insured Tax-Free Income Fund

                   DIVIDEND PER SHARE
                -----------------------
MONTH             CLASS A      CLASS C
-----           ----------   ----------
October 2009    3.80 cents   3.30 cents
November 2009   3.74 cents   3.24 cents
December 2009   3.74 cents   3.21 cents
January 2010    3.74 cents   3.21 cents
February 2010   3.74 cents   3.21 cents
March 2010      3.70 cents   3.15 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.22 on September 30, 2009, to $10.96 on March 31, 2010. The Fund's Class A shares paid dividends totaling 22.52 cents per share for the same period.(3) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.88%, based on an annualization of the current 3.70 cent per share dividend and the maximum offering price of $11.45 on March 31, 2010. An investor in the 2010 maximum combined effective federal and New York state and City personal income tax bracket of 42.91% would need to earn a distribution rate of 6.80% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             8 | Semiannual Report

PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
3/31/10

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Subject to Government Appropriations       20.2%
Higher Education                           14.7%
Other Revenue                              13.7%
Hospital & Health Care                     10.6%
General Obligation                          9.2%
Transportation                              8.2%
Tax-Supported                               7.6%
Prerefunded                                 7.5%
Utilities                                   6.0%
Housing                                     2.3%

*    Does not include short-term investments and other net assets.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund's portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide our shareholders with high, current, tax-free income.

We appreciate the trust you have placed in us and we look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 9

Performance Summary as of 3/31/10

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRNYX)                                CHANGE   3/31/10   9/30/09
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  -$0.26    $10.96    $11.22
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                              $0.2252

CLASS C (SYMBOL: FNYKX)                                CHANGE   3/31/10   9/30/09
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  -$0.25    $11.16    $11.41
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                              $0.1935

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    -0.30%          +9.86%   +16.55%  +56.14%
Average Annual Total Return(2)                -4.55%          +5.20%    +2.23%   +4.10%
   Distribution Rate(3)                                3.88%
   Taxable Equivalent Distribution Rate(4)             6.80%
   30-Day Standardized Yield(5)                        3.33%
   Taxable Equivalent Yield(4)                         5.83%
   Total Annual Operating Expenses(6)                  0.67%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    -0.49%          +9.29%   +13.53%  +48.10%
Average Annual Total Return(2)                -1.46%          +8.29%    +2.57%   +4.01%
   Distribution Rate(3)                                3.39%
   Taxable Equivalent Distribution Rate(4)             5.94%
   30-Day Standardized Yield(5)                        2.93%
   Taxable Equivalent Yield(4)                         5.13%
   Total Annual Operating Expenses(6)                  1.22%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             10 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 3/31/10.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and New York state and City personal income tax rate of 42.91%, based on the federal income tax rate of 35.00%.

(5.) The 30-day standardized yield for the 30 days ended 3/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 11

Your Fund's Expenses

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/09      VALUE 3/31/10   PERIOD* 10/1/09-3/31/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  997.00               $3.34
Hypothetical (5% return before expenses)         $1,000           $1,021.59               $3.38
CLASS C
Actual                                           $1,000           $  995.10               $6.07
Hypothetical (5% return before expenses)         $1,000           $1,018.85               $6.14

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                             Semiannual Report | 13

Franklin New York Intermediate-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.(1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.(1) The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years.

CREDIT QUALITY BREAKDOWN*

Franklin New York Intermediate-Term Tax-Free Income Fund 3/31/10

                               % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               33.2%
AA                                37.5%
A                                 17.7%
BBB                                3.3%
Below Investment Grade             0.1%
Not Rated by S&P                   8.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to below investment grade (lowest).

** Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA                         --       0.1%
AA or Aa                   3.5%       --
A                          2.7%       --
BBB or Baa                 1.1%       --
Below Investment Grade      --       0.8%
                           ---       ---
Total                      7.3%      0.9%

This semiannual report for Franklin New York Intermediate-Term Tax-Free Income Fund covers the period ended March 31, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 31.


                             14 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin New York Intermediate-Term Tax-Free Income Fund

                           DIVIDEND PER SHARE
                ---------------------------------------
MONTH             CLASS A      CLASS C    ADVISOR CLASS
-----           ----------   ----------   -------------
October 2009    3.17 cents   2.65 cents     3.25 cents
November 2009   3.17 cents   2.65 cents     3.25 cents
December 2009   3.09 cents   2.58 cents     3.18 cents
January 2010    3.09 cents   2.58 cents     3.18 cents
February 2010   3.09 cents   2.58 cents     3.18 cents
March 2010      3.09 cents   2.56 cents     3.18 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.21 on September 30, 2009, to $10.98 on March 31, 2010. The Fund's Class A shares paid dividends totaling 18.87 cents per share for the same period.(2) The Performance Summary beginning on page 17 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.30%, based on an annualization of the current 3.09 cent per share dividend and the maximum offering price of $11.23 on March 31, 2010. An investor in the 2010 maximum combined effective federal and New York state and City personal income tax bracket of 42.91% would need to earn a distribution rate of 5.78% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund's portfolio becomes

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 15
progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term
Tax-Free Income Fund
3/31/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Subject to Government Appropriations            17.5%
Transportation                                  15.4%
Higher Education                                15.3%
Tax-Supported Debt                              12.2%
Hospital & Health Care                          12.0%
General Obligation                              10.1%
Other Revenue                                    8.8%
Utilities                                        4.8%
Prerefunded                                      2.4%
Corporate-Backed                                 0.8%
Housing                                          0.7%

*    Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

Consistent with our strategy, we typically look to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of three to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin New York
Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             16 | Semiannual Report

Performance Summary as of 3/31/10

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

                                            CHANGE   3/31/10   9/30/09
                                            ------   -------   -------
CLASS A (SYMBOL: FKNIX)
Net Asset Value (NAV)                       -$0.23    $10.98    $11.21
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                   $0.1887

CLASS C (SYMBOL: FKNCX)                     CHANGE   3/31/10   9/30/09
                                            ------   -------   -------
Net Asset Value (NAV)                       -$0.23    $11.00    $11.23
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                   $0.1574

ADVISOR CLASS (SYMBOL: FNYZX)               CHANGE   3/31/10   9/30/09
                                            ------   -------   -------
Net Asset Value (NAV)                       -$0.23    $11.00    $11.23
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                   $0.1940


                             Semiannual Report | 17

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH           1-YEAR    5-YEAR        10-YEAR
-------                                      -------           ------   -------   ------------------
Cumulative Total Return(2)                    -0.36%           +6.81%   +20.17%         +58.87%
   Average Annual Total Return(3)             -2.62%           +4.46%    +3.27%          +4.50%
   Distribution Rate(4)                                3.30%
   Taxable Equivalent Distribution Rate(5)             5.78%
   30-Day Standardized Yield(6)                        2.66%
   Taxable Equivalent Yield(5)                         4.66%
   Total Annual Operating Expenses(7)                  0.71%

CLASS C                                      6-MONTH           1-YEAR    5-YEAR   INCEPTION (7/1/03)
-------                                      -------           ------   -------   ------------------
Cumulative Total Return(2)                    -0.64%           +6.20%   +16.98%         +19.46%
Average Annual Total Return(3)                -1.62%           +5.20%    +3.19%          +2.67%
   Distribution Rate(4)                                2.79%
   Taxable Equivalent Distribution Rate(5)             4.89%
   30-Day Standardized Yield(6)                        2.15%
   Taxable Equivalent Yield(5)                         3.77%
   Total Annual Operating Expenses(7)                  1.26%

ADVISOR CLASS                                6-MONTH           1-YEAR    5-YEAR        10-YEAR
-------------                                -------           ------   -------   ------------------
Cumulative Total Return(2)                    -0.31%           +7.10%   +20.53%         +59.34%
Average Annual Total Return(3)                -0.31%           +7.10%    +3.80%          +4.77%
   Distribution Rate(4)                                3.47%
   Taxable Equivalent Distribution Rate(5)             6.08%
   30-Day Standardized Yield(6)                        2.82%
   Taxable Equivalent Yield(5)                         4.94%
   Total Annual Operating Expenses(7)                  0.61%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             18 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 3/31/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and New York state and City personal income tax rate of 42.91%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 3/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +12.10% and +8.97%.


                             Semiannual Report | 19

Your Fund's Expenses

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             20 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/09      VALUE 3/31/10   PERIOD* 10/1/09-3/31/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  996.40              $3.33
Hypothetical (5% return before expenses)         $1,000           $1,021.59              $3.38
CLASS C
Actual                                           $1,000           $  993.60              $6.06
Hypothetical (5% return before expenses)         $1,000           $1,018.85              $6.14
ADVISOR CLASS
Actual                                           $1,000           $  996.90              $2.84
Hypothetical (5% return before expenses)         $1,000           $1,022.09              $2.87

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                             Semiannual Report | 21

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2010    ---------------------------------------------------------
CLASS A                                                 (UNAUDITED)       2009       2008         2007         2006        2005
-------                                              ----------------   --------   --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $  11.22       $  10.26   $  11.37     $  11.58     $  11.62    $  11.64
                                                         --------       --------   --------     --------     --------    --------
Income from investment operations(a):
   Net investment income(b) ......................           0.23           0.46       0.46         0.46         0.48        0.50
   Net realized and unrealized gains (losses) ....          (0.26)          0.96      (1.10)       (0.20)       (0.04)      (0.01)
                                                         --------       --------   --------     --------     --------    --------
Total from investment operations .................          (0.03)          1.42      (0.64)        0.26         0.44        0.49
                                                         --------       --------   --------     --------     --------    --------
Less distributions from net investment income ....          (0.23)         (0.46)     (0.47)       (0.47)       (0.48)      (0.51)
                                                         --------       --------   --------     --------     --------    --------
Redemption fees(c) ...............................             --             --         --(d)        --(d)        --(d)       --(d)
                                                         --------       --------   --------     --------     --------    --------
Net asset value, end of period ...................       $  10.96       $  11.22   $  10.26     $  11.37     $  11.58    $  11.62
                                                         ========       ========   ========     ========     ========    ========
Total return(e) ..................................          (0.30)%        14.27%     (5.91)%       2.24%        3.90%       4.23%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................           0.67%          0.67%      0.66%        0.68%        0.70%       0.70%
Net investment income ............................           4.11%          4.37%      4.15%        4.04%        4.17%       4.25%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $382,542       $466,747   $467,321     $518,353     $326,772    $304,673
Portfolio turnover rate ..........................           4.55%          9.04%     20.16%       33.49%       24.10%      13.65%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED                 YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2010    -----------------------------------------------------
CLASS C                                                 (UNAUDITED)       2009      2008        2007        2006        2005
-------                                              ----------------   -------   -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $ 11.41        $ 10.43   $ 11.55     $ 11.75     $ 11.78     $ 11.81
                                                         -------        -------   -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ......................          0.20           0.41      0.41        0.41        0.42        0.44
   Net realized and unrealized gains (losses) ....         (0.26)          0.97     (1.13)      (0.21)      (0.03)      (0.03)
                                                         -------        -------   -------     -------     -------     -------
Total from investment operations .................         (0.06)          1.38     (0.72)       0.20        0.39        0.41
                                                         -------        -------   -------     -------     -------     -------
Less distributions from net investment income ....         (0.19)         (0.40)    (0.40)      (0.40)      (0.42)      (0.44)
                                                         -------        -------   -------     -------     -------     -------
Redemption fees(c) ...............................            --             --        --(d)       --(d)       --(d)       --(d)
                                                         -------        -------   -------     -------     -------     -------
Net asset value, end of period ...................       $ 11.16        $ 11.41   $ 10.43     $ 11.55     $ 11.75     $ 11.78
                                                         =======        =======   =======     =======     =======     =======
Total return(e) ..................................         (0.49)%        13.62%    (6.42)%      1.74%       3.36%       3.52%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................          1.22%          1.21%     1.21%       1.23%       1.25%       1.25%
Net investment income ............................          3.56%          3.83%     3.60%       3.49%       3.62%       3.70%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $71,935        $68,068   $57,754     $53,452     $44,446     $40,110
Portfolio turnover rate ..........................          4.55%          9.04%    20.16%      33.49%      24.10%      13.65%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (UNAUDITED)

                                                                                              PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
----------------------------------------------                                               -----------   ------------
    MUNICIPAL BONDS 97.4%
    NEW YORK 97.4%
    Amherst IDA Civic Facility Revenue, University of Buffalo Foundation, Student Housing,
       Creekside Project, Series A, AMBAC Insured, 5.00%, 8/01/32 ........................   $ 2,785,000   $  2,683,236
    Erie County GO, Sewer District, Series B, NATL Insured, 5.00%, 12/01/35 ..............     2,000,000      1,853,020
    Fredonia Central School District GO, FGIC Insured, Pre-Refunded, 5.00%, 6/01/19 ......     2,300,000      2,316,629
    Hempstead Town IDA Civic Facilities Revenue, Hofstra University Project, NATL Insured,
       5.80%, 7/01/15 ....................................................................     1,340,000      1,340,308
    Hudson Yards Infrastructure Corp. Revenue, Series A, FSA Insured, 5.00%, 2/15/47 .....    15,000,000     14,485,200
    Long Island Power Authority Electric System Revenue, General, Refunding,
       Series A, BHAC Insured, 5.50%, 5/01/33 ............................................     5,000,000      5,501,700
       Series E, BHAC Insured, 5.00%, 12/01/22 ...........................................     9,200,000     10,080,900
    Madison County IDA Civic Facility Revenue,
       Colgate University Project, Series A, NATL Insured, 5.00%, 7/01/39 ................     3,250,000      3,328,195
       Morrisville State College Foundation, Series A, CIFG Insured, 5.00%, 6/01/37 ......     1,000,000        817,410
    Middle Country Central School District at Centereach GO, FSA Insured, 4.875%, 6/01/20      1,650,000      1,678,116
    Monroe County IDA Civic Facility Revenue, Nazareth College Rochester Project, NATL
       Insured,
       5.25%, 10/01/21 ...................................................................     1,520,000      1,558,152
       5.00%, 10/01/31 ...................................................................     3,100,000      3,113,609
    Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 .....     1,055,000      1,186,886
    MTA Commuter Facilities Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/23 .     3,000,000      3,169,200
    MTA Dedicated Tax Fund Revenue,
       Refunding, Series A, NATL Insured, 5.00%, 11/15/30 ................................    15,250,000     15,665,410
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ..............................     2,500,000      2,500,000
    MTA Revenue,
       Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 ................................     4,000,000      4,126,520
       Transportation, Series A, FSA Insured, 5.50%, 11/15/23 ............................     7,460,000      8,574,375
    MTA Service Contract Revenue,
       Refunding, AMBAC Insured, 5.00%, 7/01/30 ..........................................     7,000,000      7,164,430
       Series B, NATL Insured, 5.00%, 1/01/31 ............................................     3,000,000      3,065,970
    Nassau County GO, General Improvement, Series C, Assured Guaranty, 5.00%,
       10/01/30 ..........................................................................     5,735,000      6,095,502
       10/01/31 ..........................................................................     6,025,000      6,369,931
    Nassau County Sewer and Storm Water Finance Authority System Revenue, Refunding,
       Series A, BHAC Insured, 5.375%, 11/01/28 ..........................................     2,000,000      2,211,560
    New York City Educational Construction Fund Revenue, Series A, BHAC Insured, 5.00%,
       4/01/37 ...........................................................................    19,750,000     20,396,022
    New York City GO,
       Refunding, Series A, FSA Insured, 5.00%, 8/01/26 ..................................     9,450,000      9,934,879
       Refunding, Series A, NATL Insured, 6.00%, 5/15/30 .................................        15,000         15,191
       Series A, NATL Insured, Pre-Refunded, 6.00%, 5/15/30 ..............................     1,985,000      2,017,177
       Series D, 5.125%, 12/01/28 ........................................................     5,000,000      5,262,950
    New York City HDC, MFHR, Series A-1, 4.80%, 11/01/35 .................................     5,610,000      5,601,585
    New York City Health and Hospital Corp. Revenue, Health System, Series A, FSA Insured,
       5.125%, 2/15/23 ...................................................................     3,890,000      3,984,955
    New York City IDA Civic Facility Revenue, Polytechnic Prep Country Day School, FSA
       Insured, 5.375%, 5/01/29 ..........................................................       980,000        992,662
    New York City IDAR,
       Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/46 .....................     5,000,000      4,228,500
       Yankee Stadium, Pilot, Assured Guaranty, 7.00%, 3/01/49 ...........................     4,000,000      4,547,360


                             24 | Semiannual Report

Franklin New York Tax-Free Trust

                                                                                              PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
----------------------------------------------                                               -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City Municipal Water Authority Revenue, Refunding, Series E, FGIC Insured,
       5 00%, 6/15/26 ....................................................................   $ 1,000,000   $  1,022,960
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Series B, FGIC Insured, Pre-Refunded, 5.125%, 6/15/31 .............................     5,000,000      5,096,550
       Series G, FSA Insured, 5.00%, 6/15/34 .............................................     1,000,000      1,019,660
    New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2007, Series
       S-1, FGIC Insured, 5.00%, 7/15/31 .................................................     8,200,000      8,383,680
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
       Series A, FGIC Insured, 5.00%, 5/01/28 ............................................     5,915,000      6,037,204
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/28 ..............................        85,000         89,243
       Series D, NATL Insured, 5.00%, 2/01/22 ............................................     2,000,000      2,134,660
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
       AMBAC Insured, 5.125%, 7/01/31 ....................................................     7,500,000      7,636,500
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
       AMBAC Insured, 5.00%, 11/15/44 ....................................................    10,000,000      9,821,700
    New York State Dormitory Authority Lease Revenue,
       Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA
          Insured, 5.00%, 8/15/27 ........................................................    10,000,000     10,347,700
       Master Boces Program, Series A, FSA Insured, 5.25%, 8/15/21 .......................     1,740,000      1,778,802
    New York State Dormitory Authority Revenues,
       853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 .............     1,340,000      1,355,973
       Good Samaritan Hospital Medical Center, Series A, NATL Insured, 5.50%, 7/01/24 ....     2,000,000      2,008,340
       Insured Mortgage, Montefiore Hospital, FGIC Insured, 5.00%, 8/01/33 ...............    11,000,000     11,240,020
       Maimonides Medical Center, NATL Insured, 5.00%, 8/01/24 ...........................     6,190,000      6,465,455
       Mental Health Services Facilities Improvement, Series A, NATL Insured, Pre-Refunded,
          5.25%, 8/15/26 .................................................................     2,570,000      2,736,125
       Mortgage Nursing Home, NATL Insured, 5.40%, 2/01/31 ...............................       340,000        344,400
       Mortgage Nursing Home, NATL Insured, 5.50%, 2/01/41 ...............................     1,880,000      1,896,920
       Non-State Supported Debt, Albany Public Library, AMBAC Insured, 5.00%, 7/01/37 ....    10,720,000     10,790,323
       Non-State Supported Debt, Educational Housing Services, CUNY Student Housing
          Project, AMBAC Insured, 5.25%, 7/01/30 .........................................     5,150,000      4,849,755
       Non-State Supported Debt, Health Quest Systems, Series A, Assured Guaranty, 5.25%,
          7/01/27 ........................................................................     1,500,000      1,565,895
       Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, 5.25%,
          7/01/27 ........................................................................     2,500,000      2,609,825
       Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, 6.25%,
          8/15/34 ........................................................................     3,750,000      4,129,050
       Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, 6.00%,
          8/15/38 ........................................................................     3,250,000      3,505,417
       Non-State Supported Debt, Hospital for Special Surgery, NATL Insured, 5.00%,
          8/15/29 ........................................................................     2,500,000      2,512,675
       Non-State Supported Debt, Mount Sinai School Medical New York University,
          Refunding, NATL Insured, 5.00%, 7/01/35 ........................................     5,000,000      4,971,250
       Non-State Supported Debt, NYSARC Inc., Refunding, Series A, FSA Insured, 5.00%,
          7/01/34 ........................................................................     5,510,000      5,577,883
       Non-State Supported Debt, Pratt Institute, Series C, Assured Guaranty, 5.00%,
          7/01/29 ........................................................................     3,775,000      3,927,699
       Non-State Supported Debt, School District Financing Program, Refunding, Series A,
          FSA Insured, 5.00%, 10/01/22 ...................................................     7,645,000      8,111,421
       Non-State Supported Debt, School District Financing Program, Series C, FSA Insured,
          5.00%, 10/01/32 ................................................................     5,000,000      5,150,950
       Non-State Supported Debt, School Districts Financing Program, Series A, Assured
          Guaranty, 5.625%, 10/01/29 .....................................................     3,000,000      3,251,010


                             Semiannual Report | 25

Franklin New York Tax-Free Trust

                                                                                              PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
----------------------------------------------                                               -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       Non-State Supported Debt, The New School, Refunding, NATL Insured, 5.00%, 7/01/46 .   $12,000,000   $ 12,043,680
       NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 ................................     1,700,000      1,747,906
       Pace University, NATL Insured, Pre-Refunded, 6.00%, 7/01/29 .......................     3,000,000      3,070,590
       School Districts Financing Program, Series D, NATL Insured, 5.25%, 10/01/23 .......     1,750,000      1,856,593
       School Districts Financing Program, Series D, NATL Insured, 5.00%, 10/01/30 .......     1,750,000      1,797,688
       Secondarily Insured, Lease, State University, AMBAC Insured, 5.00%, 7/01/32 .......     5,000,000      5,099,950
       Secondarily Insured, State University Educational Facilities, Third General
          Resolution, Refunding, Series A, Assured Guaranty, 5.50%, 5/15/22 ..............     5,000,000      5,637,150
       Series 1, NATL Insured, 5.00%, 7/01/24 ............................................     2,000,000      2,069,240
       Siena College, NATL Insured, 5.00%, 7/01/31 .......................................     3,500,000      3,543,295
       St. John's University, Series A, NATL Insured, Pre-Refunded, 5.25%, 7/01/30 .......     3,500,000      3,740,730
       State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL
          Insured, 5.00%, 7/01/36 ........................................................     4,670,000      4,689,521
       Upstate Community Colleges, NATL Insured, Pre-Refunded, 5.125%, 7/01/30 ...........     5,945,000      6,072,639
    New York State Energy Research and Development Authority PCR, Central Hudson Gas,
       Refunding, Series A, AMBAC Insured, 5.45%, 8/01/27 ................................     3,500,000      3,513,790
    New York State Environmental Facilities Corp. Water Facilities Revenue, Spring Valley
       Water Project, Refunding, Series B, AMBAC Insured, 6.15%, 8/01/24 .................     3,000,000      3,007,080
    New York State HFAR, MFH, Affordable Housing, Series B, 4.50%, 11/01/29 ..............     2,000,000      1,996,840
    New York State Local Government Assistance Corp. Revenue, senior lien, Refunding,
       Series B-C/D, 5.00%, 4/01/20 ......................................................     5,000,000      5,681,300
    New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A,
       AMBAC Insured, 5.25%, 5/15/31 .....................................................     4,000,000      4,040,080
    New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
       Series A, FSA Insured, 5.00%, 4/01/24 .............................................     7,420,000      7,860,080
    New York State Urban Development Corp. Revenue, State Personal Income Tax, Series A-1,
       5.00%, 12/15/27 ...................................................................     5,000,000      5,314,350
    Niagara Falls City School District COP, High School Facility, Refunding, FSA Insured,
       5.00%, 6/15/28 ....................................................................     4,155,000      3,895,022
    Niagara Falls Public Improvement GO, NATL Insured, 6.85%, 3/01/19 ....................         5,000          5,001
    North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
       4/01/15 ...........................................................................     1,065,000      1,280,151
       4/01/16 ...........................................................................     1,000,000      1,202,630
    Oswego County IDA Civic Facility Revenue, Oswego School District Public Library
       Project, XLCA Insured, 5.00%, 12/15/30 ............................................     1,805,000      1,859,692
    Rensselaer City School District COP, XLCA Insured, 5.00%, 6/01/36 ....................    20,240,000     17,776,994
    Rensselaer County GO, AMBAC Insured, 6.70%, 2/15/11 ..................................       810,000        851,002
    Rockland County IDA Civic Facility Revenue, Nyack Library Project, Series A, AMBAC
       Insured, 5.00%,
       12/01/32 ..........................................................................     2,000,000      1,928,940
       12/01/37 ..........................................................................     3,320,000      3,112,102
    Sachem Central School District Holbrook GO, NATL Insured, Pre-Refunded, 5.00%, 6/15/30     1,000,000      1,117,960
    Schenectady IDA Civic Facility Revenue,
       Schaffer Heights, Series A, GNMA Secured, 6.00%, 11/01/30 .........................     3,000,000      3,082,650
       Schaffer Heights, Series A, GNMA Secured, 6.05%, 11/01/35 .........................     2,375,000      2,436,441
    Union College Project, Series A, AMBAC Insured, 5.00%, 7/01/32 .......................     2,395,000      2,440,649
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series A-1C, AMBAC Insured,
       5.25%, 6/01/21 ....................................................................     6,000,000      6,388,080


                             26 | Semiannual Report

Franklin New York Tax-Free Trust

                                                                                              PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
----------------------------------------------                                               -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Triborough Bridge and Tunnel Authority Revenues, General Purpose, Series B, NATL
       Insured, Pre-Refunded, 5.20%, 1/01/27 .............................................   $ 1,000,000   $  1,183,590
    Warren and Washington Counties IDA Civic Facility Revenue, Series B, FSA Insured,
       5.00%, 12/01/27 ...................................................................     3,680,000      3,823,998
    Westchester County Health Care Corp. Revenue, Series B, 5.375%, 11/01/30 .............     1,500,000      1,513,230
                                                                                                           ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $439,166,917) ..............                  442,917,219
                                                                                                           ------------
    SHORT TERM INVESTMENTS 1.2%
    MUNICIPAL BONDS 1.2%
    NEW YORK 1.2%
(a) New York City GO,
       Refunding, Series J, Sub Series J-4, Daily VRDN and Put, 0.29%, 8/01/25 ...........     1,100,000      1,100,000
       Series E, Sub Series E-2, Daily VRDN and Put, 0.29%, 8/01/34 ......................     2,800,000      2,800,000
(a) New York City IDAR, Liberty, One Bryant Park LLC, Series B, Daily VRDN and Put, 0 29%,
       11/01/39 ..........................................................................     1,100,000      1,100,000
(a) Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
       Structure Obligations, Refunding, Series 3, Daily VRDN and Put, 0.35%, 6/01/20 ....       300,000        300,000
                                                                                                           ------------
    TOTAL SHORT TERM INVESTMENTS (COST $5,300,000) .......................................                    5,300,000
                                                                                                           ------------
    TOTAL INVESTMENTS (COST $444,466,917) 98.6% ..........................................                  448,217,219
    OTHER ASSETS, LESS LIABILITIES 1.4% ..................................................                    6,259,189
                                                                                                           ------------
    NET ASSETS 100.0% ....................................................................                 $454,476,408
                                                                                                           ============

See Abbreviations on page 49.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED                 YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2010   ------------------------------------------------------
CLASS A                                                 (UNAUDITED)      2009      2008        2007        2006        2005
-------                                              ----------------  --------  --------    --------   ---------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $  11.21      $  10.37  $  10.80    $  10.93    $  10.96    $  11.15
                                                         --------      --------  --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ......................           0.19          0.38      0.39        0.39        0.39        0.38
   Net realized and unrealized gains (losses) ....          (0.23)         0.84     (0.42)      (0.12)      (0.04)      (0.19)
                                                         --------      --------  --------    --------    --------    --------
Total from investment operations .................          (0.04)         1.22     (0.03)       0.27        0.35        0.19
                                                         --------      --------  --------    --------    --------    --------
Less distributions from net investment income ....          (0.19)        (0.38)    (0.40)      (0.40)      (0.38)      (0.38)
                                                         --------      --------  --------    --------    --------    --------
Redemption fees(c) ...............................             --            --        --(d)       --(d)       --(d)       --(d)
                                                         --------      --------  --------    --------    --------    --------
Net asset value, end of period ...................       $  10.98      $  11.21  $  10.37    $  10.80    $  10.93    $  10.96
                                                         ========      ========  ========    ========    ========    ========
Total return(e) ..................................          (0.36)%       12.00%    (0.39)%      2.51%       3.28%       1.72%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................           0.67%         0.71%     0.73%       0.74%       0.75%       0.74%
Net investment income ............................           3.40%         3.60%     3.58%       3.62%       3.56%       3.40%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $493,041      $429,295  $320,661    $273,552    $222,308    $233,785
Portfolio turnover rate ..........................           2.36%        12.61%     8.37%      20.61%      30.01%       5.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED                 YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2010   -----------------------------------------------------
CLASS C                                                 (UNAUDITED)      2009      2008        2007        2006        2005
-------                                              ----------------  -------   -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $ 11.23       $ 10.38   $ 10.82     $ 10.95     $ 10.97     $ 11.16
                                                         -------       -------   -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ......................          0.16          0.32      0.33        0.33        0.33        0.32
   Net realized and unrealized gains (losses) ....         (0.23)         0.85     (0.43)      (0.12)      (0.03)      (0.19)
                                                         -------       -------   -------     -------     -------     -------
Total from investment operations .................         (0.07)         1.17     (0.10)       0.21        0.30        0.13
                                                         -------       -------   -------     -------     -------     -------
Less distributions from net investment income ....         (0.16)        (0.32)    (0.34)      (0.34)      (0.32)      (0.32)
                                                         -------       -------   -------     -------     -------     -------
Redemption fees(c) ...............................            --            --        --(d)       --(d)       --(d)       --(d)
                                                         -------       -------   -------     -------     -------     -------
Net asset value, end of period ...................       $ 11.00       $ 11.23   $ 10.38     $ 10.82     $ 10.95     $ 10.97
                                                         =======       =======   =======     =======     =======     =======
Total return(e) ..................................         (0.64)%       11.47%    (1.04)%      1.95%       2.81%       1.16%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................          1.22%         1.26%     1.28%       1.29%       1.29%       1.29%
Net investment income ............................          2.85%         3.05%     3.03%       3.07%       3.02%       2.85%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $87,946       $60,095   $18,007     $11,175     $12,123     $12,323
Portfolio turnover rate ..........................          2.36%        12.61%     8.37%      20.61%      30.01%       5.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED    PERIOD ENDED
                                                      MARCH 31, 2010    SEPTEMBER 30,
ADVISOR CLASS                                          (UNAUDITED)         2009(a)
-------------                                        ----------------   -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $ 11.23           $ 10.29
                                                         -------           -------
Income from investment operations(b):
   Net investment income(c) ......................          0.19              0.33
   Net realized and unrealized gains (losses) ....         (0.23)             0.93
                                                         -------           -------
Total from investment operations .................         (0.04)             1.26
                                                         -------           -------
Less distributions from net investment income ....         (0.19)            (0.32)
                                                         -------           -------
Net asset value, end of period ...................       $ 11.00           $ 11.23
                                                         =======           =======
Total return(d) ..................................         (0.31)%           12.45%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................          0.57%             0.61%
Net investment income ............................          3.50%             3.70%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $47,635           $34,423
Portfolio turnover rate ..........................          2.36%            12.61%

(a)  For the period December 1, 2008 (effective date) to September 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (UNAUDITED)

                                                                                              PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        AMOUNT         VALUE
--------------------------------------------------------                                     -----------   ------------
    MUNICIPAL BONDS 97.9%
    NEW YORK 91.1%
    Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 ......   $ 1,850,000   $  1,862,802
    Albany IDA Civic Facility Revenue,
       St. Peter's Hospital Project, Series A, 5.75%, 11/15/22 ...........................     4,090,000      4,214,091
       St. Rose Project, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/12 ...........       420,000        447,594
    Amherst IDA Civic Facility Revenue, University of Buffalo Foundation, Student
       Housing, Creekside Project, Series A, AMBAC Insured, 4.625%, 8/01/16 ..............     1,030,000      1,086,465
    Bath Central School District GO, Refunding, NATL Insured, 4.00%, 6/15/19 .............     1,850,000      1,863,061
    Buffalo GO, Refunding, Series C, NATL Insured, 5.25%, 12/01/15 .......................     1,225,000      1,273,498
    Byram Hills Central School District GO, ETM, 4.00%, 11/15/10 .........................     1,375,000      1,405,896
    Canisteo Central School District GO, Refunding, FSA Insured, 4.25%, 6/15/14 ..........     1,080,000      1,138,018
    Clarence Central School District GO, Refunding, FSA Insured, 4.75%, 5/15/15 ..........     2,390,000      2,516,359
    Connetquot Central School District Islip GO, Series B, FSA Insured, Pre-Refunded,
       4.40%, 6/15/16 ....................................................................     1,000,000      1,017,920
    Dansville Central School District GO, Refunding, Series B, NATL Insured,
       4.25%, 6/15/11 ....................................................................       930,000        965,480
       4.35%, 6/15/12 ....................................................................       870,000        924,993
       4.45%, 6/15/13 ....................................................................       995,000      1,054,043
    Erie County GO, FGIC Insured, 4.70%, 11/01/12 ........................................       585,000        588,680
    Erie County IDA School Facility Revenue, City School District Buffalo Project,
       Series A, 5.25%, 5/01/24 ..........................................................    16,520,000     17,894,299
    Erie County Water Authority Water Revenue, Refunding, 5.00%, 12/01/17 ................     1,935,000      2,185,099
    Fayetteville-Manlius Central School District GO, Refunding, FGIC Insured, 4.50%,
       6/15/15 ...........................................................................     1,095,000      1,152,958
    Guilderland Central School District, Refunding, Series A, FSA Insured, 4.00%,
       5/15/10 ...........................................................................     1,260,000      1,265,065
    Harborfields Central School District Greenlawn GO, FSA Insured, Pre-Refunded,
       5.00%, 6/01/17 ....................................................................     2,105,000      2,214,481
    Highland Central School District GO, Refunding, FSA Insured, 4.125%, 6/15/16 .........     1,080,000      1,109,020
    Holland Patent Central School District GO, NATL Insured, ETM, 4.25%, 6/15/10 .........     1,125,000      1,133,696
    Huntington GO, Public Improvement, 4.20%, 9/01/13 ....................................     1,230,000      1,249,496
    Islip Union Free School District No. 002 GO, Refunding, FGIC Insured, 5.00%,
       7/01/18 ...........................................................................     2,215,000      2,368,212
    Livingston County GO, Public Improvement, FSA Insured, 4.00%, 7/15/21 ................     1,450,000      1,485,902
    Long Island Power Authority Electric System Revenue, General, Refunding,
       Series A, FGIC Insured, 5.00%, 12/01/19 ...........................................     5,000,000      5,329,000
       Series E, 5.00%, 12/01/22 .........................................................       500,000        525,055
    Madison County IDA Civic Facility Revenue, Morrisville State College Foundation,
       Series A, CIFG Insured, 5.00%, 6/01/15 ............................................     1,000,000      1,005,350
    Middle Country Central School District at Centereach GO, FSA Insured, 4.75%,
       6/01/17 ...........................................................................     1,650,000      1,677,802
    Monroe County GO,
       Public Improvement, FGIC Insured, 4.30%, 3/01/13 ..................................     3,015,000      3,098,727
       Series A, Assured Guaranty, 4.50%, 6/01/20 ........................................     2,855,000      2,865,478
       Series A, Assured Guaranty, 4.75%, 6/01/23 ........................................     2,860,000      2,883,080
    Montgomery Otsego Schoharie Counties Solid Waste Management Authority Revenue,
       NATL Insured, ETM, 4.00%, 1/01/13 .................................................     1,920,000      2,065,862
    MTA Revenue,
       Series B, NATL Insured, 5.25%, 11/15/20 ...........................................    11,250,000     12,394,125
       Transportation, Series A, FSA Insured, 5.50%, 11/15/22 ............................     8,765,000     10,056,610
       Transportation, Series A, FSA Insured, 5.50%, 11/15/23 ............................    10,000,000     11,493,800


                             Semiannual Report | 31

Franklin New York Tax-Free Trust

                                                                                              PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        AMOUNT        VALUE
--------------------------------------------------------                                     -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    MTA Service Contract Revenue, Refunding, Series A,
       5.50%, 7/01/15 ....................................................................   $ 5,000,000   $  5,760,850
       5.75%, 7/01/18 ....................................................................     1,310,000      1,522,299
       NATL Insured, 5.50%, 1/01/19 ......................................................       480,000        513,163
    MTA Transit Facilities Revenue, Series C, FSA Insured, Pre-Refunded, 4.75%,
       7/01/16 ...........................................................................       545,000        581,940
       7/01/16 ...........................................................................     1,370,000      1,487,765
    Nassau County GO, Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 ..................     1,000,000      1,062,020
    Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding,
       Series H, AMBAC Insured, 5.25%, 11/15/17 ..........................................     1,500,000      1,659,855
    New York Bridge Authority Revenue, General, 4.125%, 1/01/13 ..........................     4,000,000      4,186,240
    New York City GO,
       Refunding, Series A-1, 5.00%, 8/01/17 .............................................       500,000        559,330
       Refunding, Series F, 5.25%, 8/01/13 ...............................................     1,095,000      1,140,311
       Refunding, Series G, XLCA Insured, 5.50%, 8/01/12 .................................     2,000,000      2,189,340
       Series C, NATL Insured, 5.00%, 8/01/16 ............................................       500,000        556,345
       Series E, 5.00%, 8/01/19 ..........................................................     3,000,000      3,270,000
       Series G, 5.00%, 8/01/15 ..........................................................       325,000        366,431
       Series G, Refunding, 5.00%, 8/01/14 ...............................................       200,000        223,912
       Series H, 4.125%, 8/01/11 .........................................................     1,560,000      1,628,141
       Series L, Sub Series L-1, 5.00%, 4/01/23 ..........................................    10,000,000     10,706,000
    New York City HDC, MFHR, Series C-1, 5.00%, 11/01/24 .................................     2,810,000      2,880,138
    New York City Health and Hospital Corp. Revenue, Health System,
       Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 ................................     1,000,000      1,001,760
       Series A, FSA Insured, 4.15%, 2/15/12 .............................................       750,000        782,055
       Series A, FSA Insured, 4.30%, 2/15/13 .............................................     1,000,000      1,040,610
    New York City IDA Civic Facility Revenue,
       FSA Insured, 5.00%, 11/15/19 ......................................................     1,000,000      1,049,190
       Institute of International Education Inc. Project, 5.125%, 9/01/16 ................     2,320,000      2,380,065
    New York City IDAR,
       AMBAC Insured, 5.00%, 1/01/18 .....................................................       550,000        552,767
       Capital Appreciation, Yankee Stadium Project, Pilot, Assured Guaranty, zero cpn.,
          3/01/21 ........................................................................    10,150,000      5,793,315
    New York City Transitional Finance Authority Building Aid Revenue,
       Fiscal 2007, Series S-1, NATL Insured, 5.00%, 7/15/18 .............................       550,000        601,777
       Fiscal 2009, Series S-3, 5.00%, 1/15/22 ...........................................    11,865,000     12,735,060
       Fiscal 2009, Series S-4, 5.00%, 1/15/20 ...........................................     1,000,000      1,088,780
    New York City Transitional Finance Authority Revenue,
       Future Tax Secured, Series A, 5.00%, 5/01/22 ......................................    10,000,000     11,066,700
       Future Tax Secured, Series A, Pre-Refunded, 5.25%, 5/01/17 ........................       400,000        421,036
       Future Tax Secured, Series B, Pre-Refunded, 6.00%, 11/15/13 .......................     1,000,000      1,016,260
       Future Tax Secured, Series C, 5.00%, 11/01/22 .....................................       160,000        174,806
       sub. bond, Future Tax Secured, Refunding, Series B, 5.00%, 11/01/23 ...............     5,000,000      5,430,100
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art, Refunding,
       Series 1A, 5.00%, 10/01/10 ........................................................     1,000,000      1,022,610
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
       AMBAC Insured, 5.00%, 11/15/20 ....................................................     5,775,000      6,018,127


                             32 | Semiannual Report

Franklin New York Tax-Free Trust

                                                                                              PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        AMOUNT         VALUE
--------------------------------------------------------                                     -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Lease Revenue,
       Delaware Chenango Madison Otsego Board of Cooperative Education Services,
          XLCA Insured, 5.00%, 8/15/21 ...................................................   $ 5,340,000   $  5,687,741
       Master Boces Program, FSA Insured, 5.25%, 8/15/19 .................................     1,000,000      1,041,080
       State University Dormitory Facilities, Series A, Pre-Refunded, 5.50%, 7/01/12 .....     1,815,000      1,855,565
    New York State Dormitory Authority Revenues,
       Department of Health, Refunding, 5.25%, 7/01/16 ...................................       500,000        548,380
       Department of Health, Refunding, 5.25%, 7/01/17 ...................................     5,000,000      5,409,000
       Department of Health, Refunding, Series 2, 5.00%, 7/01/19 .........................     3,740,000      3,937,809
       Department of Health, Refunding, Sub Series 2, FGIC Insured, 5.00%, 7/01/18 .......     5,000,000      5,232,450
       Hospital, Maimonides, NATL Insured, 5.00%, 8/01/17 ................................     1,720,000      1,868,488
       Hospital, Maimonides, NATL Insured, 5.00%, 8/01/19 ................................     1,895,000      2,021,245
       Hospital Insured Mortgage, Series A, FSA Insured, 5.25%, 8/15/15 ..................     5,000,000      5,492,700
       Memorial Sloan-Kettering Cancer Center, Series C, NATL Insured, 5.50%, 7/01/23 ....     8,125,000      9,107,231
       Montefiore Hospital, FGIC Insured, 5.00%, 2/01/18 .................................     2,975,000      3,215,053
       Mount St. Mary College, Radian Insured, 4.00%, 7/01/12 ............................     2,080,000      2,105,667
       New York University, Series 1, AMBAC Insured, 5.50%, 7/01/18 ......................       500,000        578,735
       Non-State Supported Debt, Bishop Henry B. Hucles Nursing Home Inc., 5.00%,
          7/01/24 ........................................................................     4,765,000      4,963,986
       Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%,
          7/01/39 ........................................................................     1,000,000      1,052,050
       Non-State Supported Debt, Mount Sinai School of Medicine of New York University,
          Refunding, NATL Insured, 5.00%, 7/01/19 ........................................     2,500,000      2,607,675
       Non-State Supported Debt, Mount Sinai School of Medicine of New York University,
          Refunding, NATL Insured, 5.00%, 7/01/20 ........................................     3,670,000      3,795,771
       Non-State Supported Debt, Municipal Health Facilities, Lease, Series 2, Sub
          Series 2-2, 5.00%, 1/15/21 .....................................................     6,675,000      7,048,333
       Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/23 ...........     7,400,000      8,049,720
       Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
          7/01/23 ........................................................................     2,000,000      2,149,160
       Non-State Supported Debt, North Shore Long Island Jewish Obligated Group,
          Refunding, Series A, 5.00%, 5/01/23 ............................................     2,000,000      2,042,900
       Non-State Supported Debt, North Shore Long Island Jewish Obligated Group,
          Refunding, Series E, 5.00%, 5/01/19 ............................................     5,000,000      5,248,900
       Non-State Supported Debt, North Shore Long Island Jewish Obligated Group,
          Refunding, Series E, 5.00%, 5/01/20 ............................................    11,695,000     12,188,061
       Non-State Supported Debt, Refunding, Series A, FSA Insured, 5.25%, 7/01/18 ........     1,245,000      1,311,744
       Non-State Supported Debt, School District Bond Financing Program, Series C,
          Assured Guaranty, 7.25%, 10/01/28 ..............................................     7,615,000      9,043,117
       Non-State Supported Debt, School Districts Bond Financing Program, Series A,
          Assured Guaranty, 5.00%, 10/01/24 ..............................................     5,000,000      5,322,350
       Non-State Supported Debt, Series A, FSA Insured, Pre-Refunded, 5.25%, 7/01/18 .....        15,000         16,584
       Non-State Supported Debt, St. John's University, Series A, NATL Insured, 5.00%,
          7/01/24 ........................................................................     1,000,000      1,044,970
       Non-State Supported Debt, Student Housing Corp., NATL Insured, 5.25%, 7/01/22 .....     1,250,000      1,308,588
       Non-State Supported Debt, United Health Hospitals, FHA Insured, 4.50%, 8/01/18 ....     5,000,000      5,380,400
       Non-State Supported Debt, University of Rochester, Series A-1, 5.00%, 7/01/22 .....       500,000        524,420
       Non-State Supported Debt, Upstate Community Colleges, Refunding, Series B, NATL
          Insured, 5.50%, 7/01/22 ........................................................    10,000,000     11,502,400


                             Semiannual Report | 33

Franklin New York Tax-Free Trust

                                                                                              PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        AMOUNT         VALUE
--------------------------------------------------------                                     -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       Secondarily Insured, City University, Consolidated 5th General Resources,
          Refunding, Series B, BHAC Insured, 5.00%, 7/01/21 ..............................   $10,160,000   $ 11,218,774
       Secured Hospital, Catskill Regional, Refunding, FGIC Insured, 5.25%, 2/15/18 ......     2,300,000      2,443,428
       St. John's University, Series A, NATL Insured, 5.00%, 7/01/14 .....................       750,000        779,925
       State Supported Debt, City University System, Consolidated Fifth General
          Resolution, Series A, NATL Insured, 5.50%, 7/01/22 .............................     9,240,000     10,474,279
       State Supported Debt, FSA Insured, 5.00%, 2/15/19 .................................     5,470,000      5,940,092
       State Supported Debt, FSA Insured, 5.00%, 2/15/20 .................................     3,500,000      3,756,690
       State Supported Debt, FSA Insured, 5.00%, 2/15/21 .................................     5,475,000      5,816,476
       State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL
          Insured, 5.00%, 7/01/21 ........................................................     1,980,000      2,090,444
       State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL
          Insured, 5.00%, 7/01/22 ........................................................     1,730,000      1,819,666
       State Supported Debt, Mental Health Services Facilities Improvement, NATL Insured,
          5.00%, 2/15/15 .................................................................     1,245,000      1,388,337
       State Supported Debt, State University Educational Facilities, Third General
          Resolution, Refunding, Series A, NATL Insured, 5.50%, 5/15/24 ..................     7,790,000      8,832,691
       State University Educational Facilities, Third General Resolution, Mandatory Put
          5/15/12, Refunding, Series B, 5.25%, 11/15/23 ..................................     2,000,000      2,152,440
       State University Educational Facilities, Third General Resolution, Refunding,
          Series A, NATL Insured, 5.50%, 5/15/21 .........................................     7,000,000      7,913,850
       Teachers College, NATL Insured, 4.00%, 7/01/12 ....................................     1,000,000      1,062,040
       University of Rochester, Series A, Pre-Refunded, 5.25%, 7/01/21 ...................       500,000        575,335
    New York State Dormitory Authority State Personal Income Tax Revenue,
       Education, Series D, 5.00%, 3/15/14 ...............................................     1,000,000      1,122,850
       Education, Series F, 5.00%, 3/15/23 ...............................................     1,000,000      1,058,660
       Refunding, Series A, 5.00%, 2/15/21 ...............................................     7,135,000      8,020,525
    New York State Energy Research and Development Authority PCR, New York State Electric
       and Gas Corp. Project, NATL Insured, 4.10%, 3/15/15 ...............................     2,000,000      2,013,420
       Series B, NATL Insured, 4.00%, 10/15/15 ...........................................     5,000,000      5,029,500
       Series D, NATL Insured, 4.10%, 12/01/15 ...........................................     2,000,000      2,013,020
    New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
       Revolving Funds, Series B, 5.80%, 1/15/16 .........................................     1,010,000      1,021,928
    New York State Environmental Facilities Corp. State Personal Income Tax Revenue,
       Series A, 5.00%, 12/15/21 .........................................................     1,115,000      1,238,475
    New York State GO, Series A, 3.50%, 3/15/12 ..........................................     1,000,000      1,048,150
    New York State Local Government Assistance Corp. Revenue, senior lien, Refunding,
       Series B-C/D, 5.00%, 4/01/20 ......................................................     5,000,000      5,681,300
    New York State Municipal Bond Bank Agency Revenue, Series C, Sub Series C1,
       Assured Guaranty, 5.00%, 2/15/20 ..................................................     5,705,000      6,194,831
       2/15/21 ...........................................................................     5,790,000      6,247,815
       2/15/22 ...........................................................................     4,615,000      4,952,680
    New York State Municipal Bond Bank Agency Special School Purpose Revenue, Series C,
       5.50%, 12/01/12 ...................................................................       650,000        718,614


                             34 | Semiannual Report

Franklin New York Tax-Free Trust

                                                                                              PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        AMOUNT         VALUE
--------------------------------------------------------                                     -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Power Authority Revenue, Refunding, Series C, NATL Insured, 5.00%,
       11/15/17 ..........................................................................   $ 1,000,000   $  1,143,160
    New York State Thruway Authority General Revenue, Series F, AMBAC Insured, 5.00%,
       1/01/22 ...........................................................................     6,535,000      6,918,082
    New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
       Second General, Refunding, Series B, AMBAC Insured, 5.00%, 4/01/21 ................     5,000,000      5,358,500
       Second General, Series B, 5.00%, 4/01/18 ..........................................     5,000,000      5,616,150
       Series A, FSA Insured, 5.25%, 4/01/12 .............................................     1,620,000      1,753,715
    New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
       Series A, 5.00%, 4/01/23 ..........................................................     5,000,000      5,490,350
       Series A, NATL Insured, 5.00%, 4/01/22 ............................................     1,000,000      1,059,940
       Series B, 5.00%, 4/01/21 ..........................................................     5,000,000      5,513,150
    New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
       Refunding, 5.00%, 4/01/20 .........................................................     5,000,000      5,503,400
    New York State Thruway Authority State Personal Income Tax Revenue, Transportation,
       Series A, 5.00%, 3/15/21 ..........................................................    10,000,000     11,134,800
       NATL Insured, 5.00%, 3/15/21 ......................................................       500,000        524,205
    New York State Urban Development Corp. Revenue,
       Corporate Purpose, sub. lien, Series A, 5.125%, 1/01/22 ...........................       885,000        910,869
       Refunding, Series D, Assured Guaranty, 5.50%, 1/01/19 .............................    10,000,000     11,205,800
       State Personal Income Tax, Series A-1, 5.00%, 12/15/22 ............................     1,500,000      1,648,410
       State Personal Income Tax, Series A-1, 5.00%, 12/15/23 ............................     2,500,000      2,722,100
       State Personal Income Tax, Series B, FSA Insured, 5.00%, 3/15/21 ..................     1,000,000      1,071,730
       State Personal Income Tax, Series C-1, Empire State, 4.125%, 12/15/16 .............     1,490,000      1,568,910
       State Personal Income Tax, Series C-1, Empire State, 4.25%, 12/15/17 ..............     1,955,000      2,048,801
    Niagara Falls Bridge Commission Toll Revenue, Bridge System, Series A, Assured
       Guaranty, 4.00%, 10/01/19 .........................................................     9,300,000      9,424,713
    Olean City School District GO, Refunding, FGIC Insured, 4.375%, 6/15/17 ..............     1,335,000      1,364,477
    Onondaga County Water Authority Water Revenue, General, Series A, FSA Insured, 5.00%,
       9/15/14 ...........................................................................       300,000        307,245
       9/15/15 ...........................................................................       665,000        680,042
    Orange County GO, Various Purpose, 4.00%, 7/01/24 ....................................     1,250,000      1,280,825
    Sales Tax Asset Receivable Corp. Revenue, Series A, NATL Insured, 5.25%, 10/15/18 ....     5,000,000      5,655,700
    Saratoga Springs City School District GO, Series A, FSA Insured, 4.50%, 6/15/15 ......     1,025,000      1,084,214
    Schenectady Metroplex Development Authority Revenue, FGIC Insured, 4.50%, 9/15/21 ....     1,720,000      1,756,240
    Southampton Town GO, Open Space Preservation, 4.00%, 12/15/22 ........................     1,000,000      1,042,430
    St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University, Series A,
       5.00%, 10/01/16 ...................................................................    12,000,000     13,058,160
    Suffolk County GO, Refunding, Series B, FSA Insured, 5.25%, 5/01/15 ..................       100,000        115,436
    Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, NATL Insured,
       5.10%, 6/01/13 ....................................................................     2,000,000      2,218,900
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed,
       Series A-1C, 5.50%, 6/01/19 .......................................................     5,000,000      5,395,050
       Series A-1C, AMBAC Insured, 5.25%, 6/01/21 ........................................     4,200,000      4,471,656
       Series B-1C, 5.50%, 6/01/21 .......................................................     1,000,000      1,072,140


                             Semiannual Report | 35

Franklin New York Tax-Free Trust

                                                                                              PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        AMOUNT         VALUE
--------------------------------------------------------                                     -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Triborough Bridge and Tunnel Authority Revenues, Refunding, NATL Insured, 5.00%,
       11/15/20 ..........................................................................   $ 1,330,000   $  1,418,977
    Upper Mohawk Valley Regional Water Finance Authority Water System Revenue, AMBAC
       Insured, 5.75%, 4/01/20 ...........................................................       165,000        166,868
       Pre-Refunded, 5.75%, 4/01/20 ......................................................       835,000        843,350
    Webster Central School District GO, Refunding, FSA Insured, 5.00%, 6/15/14 ...........       500,000        566,255
    Western Nassau County Water Authority Water System Revenue, AMBAC Insured, 5.00%,
       5/01/19 ...........................................................................     1,525,000      1,597,864
    Yonkers GO,
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/15/14 ............................     1,795,000      1,811,460
       Series E, NATL Insured, 5.00%, 12/01/14 ...........................................       750,000        820,455
    Yorktown Central School District GO, NATL Insured, 4.625%, 6/15/18 ...................     1,890,000      1,933,999
                                                                                                           ------------
                                                                                                            572,888,151
                                                                                                           ------------
    U.S. TERRITORIES 6.8%
    PUERTO RICO 5.2%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       Assured Guaranty, 5.00%, 7/01/16 ..................................................     5,190,000      5,634,627
    Puerto Rico Commonwealth GO, Public Improvement, Assured Guaranty, 5.25%, 7/01/18 ....     1,820,000      1,980,852
    Puerto Rico Commonwealth Highway and Transportation Authority Grant Anticipation
       Revenue, Refunding, NATL Insured, 5.00%, 9/15/17 ..................................     1,000,000      1,042,030
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, Assured Guaranty, 5.50%, 7/01/21 .............................     4,000,000      4,454,120
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       Refunding, Series C, BHAC Insured, 5.50%, 7/01/20 .................................    11,550,000     13,392,918
    Puerto Rico Electric Power Authority Power Revenue, Refunding, Series NN, NATL
       Insured, 5.25%, 7/01/22 ...........................................................     1,000,000      1,061,190
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Revenue, Ana G. Mendez University System Project,
       5.00%, 3/01/16 ....................................................................     2,605,000      2,620,734
       3/01/21 ...........................................................................     2,555,000      2,397,280
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, Pre-Refunded,
       5.25%, 7/01/33 ....................................................................        10,000         11,353
                                                                                                           ------------
                                                                                                             32,595,104
                                                                                                           ------------
    U.S. VIRGIN ISLANDS 1.6%
    Virgin Islands PFAR, senior lien, Refunding, Series B, 5.00%, 10/01/19 ...............     7,850,000      8,224,445
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.125%,
       7/01/13 ...........................................................................     1,775,000      1,789,324
                                                                                                           ------------
                                                                                                             10,013,769
                                                                                                           ------------
    TOTAL U.S. TERRITORIES ...............................................................                   42,608,873
                                                                                                           ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $600,079,183) ..............                  615,497,024
                                                                                                           ------------


                             36 | Semiannual Report

Franklin New York Tax-Free Trust

                                                                                              PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        AMOUNT         VALUE
--------------------------------------------------------                                     -----------   ------------
    SHORT TERM INVESTMENTS 0.5%
    MUNICIPAL BONDS 0.5%
    NEW YORK 0.5%
    New York State Dormitory Authority Revenues, Non-State Supported Debt, University of
       Rochester, Refunding, Series B, 2.50%, 7/01/10 ....................................   $ 1,445,000   $  1,451,705
(a) Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
       Structure Obligations, Refunding, Series 3, Daily VRDN and Put, 0.35%, 6/01/20 ....       900,000        900,000
(a) Syracuse IDA Civic Facility Revenue, Syracuse University Project, Series A-2, Daily
       VRDN and Put, 0.30%, 12/01/37 .....................................................       700,000        700,000
                                                                                                           ------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,051,443) .......................................                    3,051,705
                                                                                                           ------------
    TOTAL INVESTMENTS (COST $603,130,626) 98.4% ..........................................                  618,548,729
    OTHER ASSETS, LESS LIABILITIES 1.6% ..................................................                   10,073,866
                                                                                                           ------------
    NET ASSETS 100.0% ....................................................................                 $628,622,595
                                                                                                           ============

See Abbreviations on page 49.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 37

Franklin New York Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2010 (unaudited)

                                                                                                   FRANKLIN
                                                                                                   NEW YORK
                                                                          FRANKLIN NEW YORK   INTERMEDIATE-TERM
                                                                           INSURED TAX-FREE        TAX-FREE
                                                                             INCOME FUND         INCOME FUND
                                                                          -----------------   -----------------
Assets:
   Investments in securities:
      Cost ............................................................     $444,466,917        $603,130,626
                                                                            ============        ============
      Value ...........................................................     $448,217,219        $618,548,729
   Cash ...............................................................           11,838              74,791
   Receivables:
      Investment securities sold ......................................               --             217,666
      Capital shares sold .............................................          491,231           3,285,975
      Interest ........................................................        6,947,325           9,077,879
   Other assets .......................................................            1,265               1,430
                                                                            ------------        ------------
         Total assets .................................................      455,668,878         631,206,470
                                                                            ------------        ------------
Liabilities:
   Payables:
      Capital shares redeemed .........................................          325,726           1,454,956
      Affiliates ......................................................          335,796             430,304
      Distributions to shareholders ...................................          447,991             643,690
   Accrued expenses and other liabilities .............................           82,957              54,925
                                                                            ------------        ------------
         Total liabilities ............................................        1,192,470           2,583,875
                                                                            ------------        ------------
            Net assets, at value ......................................     $454,476,408        $628,622,595
                                                                            ------------        ------------
Net assets consist of:
   Paid-in capital ....................................................     $470,648,690        $618,265,855
   Distributions in excess of net investment income ...................         (251,213)            (35,264)
   Net unrealized appreciation (depreciation) .........................        3,750,302          15,418,103
   Accumulated net realized gain (loss) ...............................      (19,671,371)         (5,026,099)
                                                                            ------------        ------------
            Net assets, at value ......................................     $454,476,408        $628,622,595
                                                                            ============        ============
CLASS A:
   Net assets, at value ...............................................     $382,541,656        $493,041,027
                                                                            ============        ============
   Shares outstanding .................................................       34,901,487          44,922,779
                                                                            ============        ============
   Net asset value per share(a) .......................................     $      10.96        $      10.98
                                                                            ============        ============
   Maximum offering price per share (net asset value per share / 95.75%
      and 97.75%, respectively) .......................................     $      11.45        $      11.23
                                                                            ============        ============
CLASS C:
   Net assets, at value ...............................................     $ 71,934,752        $ 87,946,156
                                                                            ============        ============
   Shares outstanding .................................................        6,448,113           7,993,961
                                                                            ============        ============
   Net asset value and maximum offering price per share(a) ............     $      11.16        $      11.00
                                                                            ============        ============
ADVISOR CLASS:
   Net assets, at value ...............................................                         $ 47,635,412
                                                                                                ============
   Shares outstanding .................................................                            4,332,090
                                                                                                ============
   Net asset value and maximum offering price per share ...............                         $      11.00
                                                                                                ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             38 | Semiannual Report

Franklin New York Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended March 31, 2010 (unaudited)

                                                                                FRANKLIN
                                                                                NEW YORK     FRANKLIN NEW YORK
                                                                                 INSURED     INTERMEDIATE-TERM
                                                                                TAX-FREE          TAX-FREE
                                                                               INCOME FUND      INCOME FUND
                                                                              ------------   -----------------
Investment income:
   Interest ...............................................................   $ 11,678,676     $ 11,668,116
                                                                              ------------     ------------
Expenses:
   Management fees (Note 3a) ..............................................      1,206,529        1,434,143
   Distribution fees: (Note 3c)
      Class A .............................................................        209,655          221,361
      Class C .............................................................        223,912          238,678
   Transfer agent fees (Note 3e) ..........................................         94,965          105,023
   Custodian fees .........................................................          3,680            3,231
   Reports to shareholders ................................................         20,266           16,319
   Registration and filing fees ...........................................         13,315           24,062
   Professional fees ......................................................         19,799           17,625
   Trustees' fees and expenses ............................................         17,392           15,302
   Other ..................................................................         24,184           24,009
                                                                              ------------     ------------
      Total expenses ......................................................      1,833,697        2,099,753
                                                                              ------------     ------------
         Net investment income ............................................      9,844,979        9,568,363
                                                                              ------------     ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..............................     (3,597,773)          68,499
   Net change in unrealized appreciation (depreciation) on investments ....     (8,374,977)     (11,290,540)
                                                                              ------------     ------------
Net realized and unrealized gain (loss) ...................................    (11,972,750)     (11,222,041)
                                                                              ------------     ------------
Net increase (decrease) in net assets resulting from operations ...........   $ (2,127,771)    $ (1,653,678)
                                                                              ============     ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 39

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                            FRANKLIN NEW YORK                  FRANKLIN NEW YORK
                                                                 INSURED                       INTERMEDIATE-TERM
                                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                     -------------------------------   --------------------------------
                                                     SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                                      MARCH 31, 2010      SEPTEMBER     MARCH 31, 2010      SEPTEMBER
                                                        (UNAUDITED)       30, 2009        (UNAUDITED)        30, 2009
                                                     ----------------   ------------   ----------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................     $  9,844,979     $ 21,323,931     $  9,568,363      $ 13,362,930
      Net realized gain (loss) from investments ..       (3,597,773)      (9,610,158)          68,499        (2,424,644)
      Net change in unrealized appreciation
         (depreciation) on investments ...........       (8,374,977)      53,299,479      (11,290,540)       34,510,778
                                                       ------------     ------------     ------------      ------------
         Net increase (decrease) in net assets
            resulting from operations ............       (2,127,771)      65,013,252       (1,653,678)       45,449,064
                                                       ------------     ------------     ------------      ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................       (8,622,429)     (19,302,425)      (7,866,732)      (12,062,812)
         Class C .................................       (1,192,821)      (2,241,817)      (1,040,942)         (946,040)
         Advisor Class ...........................               --               --         (702,425)         (143,666)
                                                       ------------     ------------     ------------      ------------
   Total distributions to shareholders ...........       (9,815,250)     (21,544,242)      (9,610,099)      (13,152,518)
                                                       ------------     ------------     ------------      ------------
   Capital share transactions: (Note 2)
      Class A ....................................      (73,838,773)     (38,508,972)      72,903,618        80,492,515
      Class C ....................................        5,443,326        4,780,232       29,193,617        38,957,527
      Advisor Class ..............................               --               --       13,976,640        33,397,561
                                                       ------------     ------------     ------------      ------------
   Total capital share transactions ..............      (68,395,447)     (33,728,740)     116,073,875       152,847,603
                                                       ------------     ------------     ------------      ------------
         Net increase (decrease) in
            net assets ...........................      (80,338,468)       9,740,270      104,810,098       185,144,149
Net assets:
   Beginning of period ...........................      534,814,876      525,074,606      523,812,497       338,668,348
                                                       ------------     ------------     ------------      ------------
   End of period .................................     $454,476,408     $534,814,876     $628,622,595      $523,812,497
                                                       ============     ============     ============      ============
Undistributed net investment income (distributions
   in excess of net investment income) included
   in net assets:
   End of period .................................     $   (251,213)    $   (280,942)    $    (35,264)     $      6,472
                                                       ============     ============     ============      ============

   The accompanying notes are an integral part of these financial statements.


                             40 | Semiannual Report

Franklin New York Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A & CLASS C                                CLASS A, CLASS C & ADVISOR CLASS
-----------------                                --------------------------------
Franklin New York Insured Tax-Free Income Fund   Franklin New York Intermediate-Term Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B. INCOME TAXES

It is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains. As a result, no provision for federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds' financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.


                             Semiannual Report | 41

Franklin New York Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             42 | Semiannual Report

Franklin New York Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN NEW YORK            FRANKLIN NEW YORK
                                                                INSURED                   INTERMEDIATE-TERM
                                                           TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                        ---------------------------   ---------------------------
                                                           SHARES        AMOUNT          SHARES        AMOUNT
                                                        -----------   -------------   -----------   -------------
CLASS A SHARES:
Six Months ended March 31, 2010
   Shares sold ......................................     2,193,060   $  24,118,734    10,291,451   $ 113,317,554
   Shares issued in reinvestment
      of distributions ..............................       541,993       5,955,766       563,137       6,200,536
   Shares redeemed ..................................    (9,435,568)   (103,913,273)   (4,234,427)    (46,614,472)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................    (6,700,515)  $ (73,838,773)    6,620,161   $  72,903,618
                                                        -----------   -------------   -----------   -------------
Year ended September 30, 2009
   Shares sold .....................................      6,769,584   $  70,409,843    15,819,980   $ 168,735,833
   Shares issued on reorganization
      (Note 8) ......................................            --              --     1,799,521      19,578,784
   Shares issued in reinvestment
      of distributions ..............................     1,214,029      12,673,561       813,602       8,668,787
   Shares redeemed ..................................   (11,927,833)   (121,592,376)  (11,061,992)   (116,490,889)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................    (3,944,220)  $ (38,508,972)    7,371,111   $  80,492,515
                                                        -----------   -------------   -----------   -------------
CLASS C SHARES:
Six Months ended March 31, 2010
   Shares sold ......................................       926,741   $  10,384,458     3,250,588   $  35,891,150
   Shares issued in reinvestment
      of distributions ..............................        74,280         830,571        66,246         731,508
   Shares redeemed ..................................      (516,315)     (5,771,703)     (672,901)     (7,429,041)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................       484,706   $   5,443,326     2,643,933   $  29,193,617
                                                        -----------   -------------   -----------   -------------
Year ended September 30, 2009
   Shares sold ......................................     1,650,517   $  17,553,257     4,047,700   $  43,551,776
   Shares issued on reorganization
      (Note 8) ......................................            --              --        49,868         543,556
   Shares issued in reinvestment
      of distributions ..............................       139,749       1,486,679        58,721         630,685
   Shares redeemed ..................................    (1,363,403)    (14,259,704)     (540,364)     (5,768,490)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................       426,863   $   4,780,232     3,615,925   $  38,957,527
                                                        -----------   -------------   -----------   -------------


                             Semiannual Report | 43

Franklin New York Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN NEW YORK
                                                           INTERMEDIATE-TERM
                                                          TAX-FREE INCOME FUND
                                                        ------------------------
                                                          SHARES       AMOUNT
                                                        ----------   ----------
ADVISOR CLASS SHARES:
Six Months ended March 31, 2010
   Shares sold ......................................    1,444,278   $15,941,864
   Shares issued in reinvestment
      of distributions ..............................       32,471       358,359
   Shares redeemed ..................................     (210,349)   (2,323,583)
                                                        ----------   -----------
   Net increase (decrease) ..........................    1,266,400   $13,976,640
                                                        ----------   -----------
Period ended September 30, 2009(a)
   Shares sold ......................................    1,280,602   $13,899,701
   Shares issued on reorganization
      (Note 8) ......................................    2,006,398    21,869,737
   Shares issued in reinvestment
      of distributions ..............................        4,198        46,451
   Shares redeemed ..................................     (225,508)   (2,418,328)
                                                        ----------   -----------
   Net increase (decrease) ..........................    3,065,690   $33,397,561
                                                        ----------   -----------

(a)  For the period December 1, 2008 (effective date) to September 30, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $7.5 billion
      0.440%          Over $7.5 billion, up to and including $10 billion
      0.430%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          In excess of $20 billion


                             44 | Semiannual Report

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Funds' shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                  FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                       INSURED           INTERMEDIATE-TERM
                                 TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                 --------------------   ---------------------
Reimbursement Plans:
   Class A ...................          0.10%                  0.10%
Compensation Plans:
   Class C ...................          0.65%                  0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                           FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                                INSURED           INTERMEDIATE-TERM
                                                          TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                          --------------------   --------------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ........................         $64,933                 $72,399
Contingent deferred sales charges retained ............         $ 2,728                 $21,953


                             Semiannual Report | 45

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended March 31, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                     INSURED           INTERMEDIATE-TERM
                              TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                              --------------------   --------------------
Transfer agent fees........           $48,402              $56,760

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2009, the capital loss carryforwards were as follows:

                                                           FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                                INSURED           INTERMEDIATE-TERM
                                                          TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                          --------------------   --------------------
Capital loss carryforwards expiring in:
   2010 ...............................................       $        --             $   34,731
   2011 ...............................................           474,738                     --
   2012 ...............................................                --                164,472
   2014 ...............................................            18,771                 10,330
   2015 ...............................................                --              1,070,408
   2016 ...............................................         3,617,726              1,391,438
   2017 ...............................................         7,626,443              1,199,413
                                                              -----------             ----------
                                                              $11,737,678             $3,870,792(a)
                                                              -----------             ----------

(a) Includes $395,425 from the merged HSBC Investor New York Tax-Free Bond Fund, which may be carried over to offset future capital gains, subject to certain limitations.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2009, the Franklin New York Insured Tax-Free Income Fund and the Franklin Intermediate-Term Tax-Free Income Fund deferred realized capital losses of $3,097,487, and $1,223,806, respectively.

At March 31, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                     FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                           INSURED         INTERMEDIATE-TERM
                                                   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                   --------------------   --------------------
Cost of investments ............................       $ 445,655,273          $603,101,146
                                                       -------------          ------------
Unrealized appreciation ........................       $  10,488,606          $ 17,208,050
Unrealized depreciation ........................          (7,926,660)           (1,760,467)
                                                       -------------          ------------
Net unrealized appreciation (depreciation) .....       $   2,561,946          $ 15,447,583
                                                       -------------          ------------


                             46 | Semiannual Report

Franklin New York Tax-Free Trust

4. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2010, were as follows:

                   FRANKLIN NEW YORK       FRANKLIN NEW YORK
                         INSURED           INTERMEDIATE-TERM
                  TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                  --------------------   --------------------
Purchases .....        $21,791,089           $140,570,612
Sales .........        $85,369,562           $ 13,182,424

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. UPCOMING REORGANIZATION

On April 13, 2010, the Board of Trustees for the Franklin New York Insured Tax-Free Income Fund approved a proposal to reorganize Franklin New York Insured Tax-Free Income Fund into the Franklin New York Tax-Free Income Fund.

8. REORGANIZATION

On August 28, 2009, the Franklin New York Intermediate-Term Tax-Free Income Fund acquired the net assets of HSBC Investor New York Tax-Free Bond Fund pursuant to a plan of reorganization approved by HSBC Investor New York Tax-Free Bond Fund's shareholders. The reorganization was accomplished by a tax-free exchange of 1,799,521 Class A shares, 49,868 Class C shares, and 2,006,398 Advisor Class shares of the Franklin New York Intermediate-Term Tax-Free Income Fund (valued at $10.88, $10.90, and $10.90, respectively) for the net


                             Semiannual Report | 47

Franklin New York Tax-Free Trust

8. REORGANIZATION (CONTINUED)

assets of HSBC Investor New York Tax-Free Bond Fund which aggregate $41,992,078 and includes $926,937 of unrealized appreciation (depreciation). The combined net assets of the Franklin New York Intermediate-Term Tax-Free Income Fund immediately after the reorganization were $483,070,513.

9. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended March 31, 2010, the Funds did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At March 31, 2010, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.


                             48 | Semiannual Report

Franklin New York Tax-Free Trust

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds believe the adoption of this Accounting Standards Update will not have a material impact on their financial statements.

12. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDC   - Housing Development Corp.
HFAR  - Housing Finance Authority Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
MFH   - Multi-Family Housing
MFHR  - Multi-Family Housing Revenue
MTA   - Metropolitan Transit Authority
NATL  - National Public Financial Guarantee Corp.
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
XLCA  - XL Capital Assurance


                             Semiannual Report | 49

Franklin New York Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                             50 | Semiannual Report

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.


                             Semiannual Report | 51

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2009 and the previous 10-year period ended December 31, 2009, in comparison with a performance universe consisting of all retail and institutional single-state insured municipal debt funds as selected by Lipper. The Lipper report showed that the Fund's income return during 2009 was in the highest quintile of its performance universe, and for the previous three-, five- and 10-year periods on an annualized basis was also in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2009 was in the second-highest quintile of its performance universe and on an annualized basis was in the second-lowest quintile for the previous three- and five-year periods and the middle quintile for the previous 10-year period. The Board was satisfied with such performance, noting that the Fund's investment objective is to obtain a high level of tax-exempt income.

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2009 and the previous 10-year period ended December 31, 2009, in comparison with a performance universe consisting of all retail and institutional New York intermediate municipal debt funds as selected by Lipper. The Lipper report showed that the Fund's income return in 2009, as shown in the Lipper report, was in the second-highest quintile of its performance universe, and during each of the previous three-, five- and 10-year periods on an annualized basis was in either the highest or second-highest quin-tile of its performance universe. The Lipper report also showed that the Fund's total return during 2009 was in the middle quintile of its performance universe and on an annualized basis was in the middle quintile of such universe in the previous three- and five-year periods, and the second-highest quintile of such universe for the previous 10-year period. The Board expressed its satisfaction with such performance, noting that the Fund's investment objective is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of each Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management


                             52 | Semiannual Report

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fee and total expenses for comparative consistency are shown by Lipper for Fund Class A shares for funds having multiple share classes. The results of such Lipper expense comparisons showed that the contractual investment management fee rate of Franklin New York Insured Tax-Free Income Fund was at the median of its Lipper expense group, while its actual total expense ratio was the least expensive of such group. The contractual investment management fee rate of Franklin New York Intermediate-Term Tax-Free Income Fund was below the median of its Lipper expense group, while its actual total expense ratio was the least expensive of such group. The Board was satisfied with the expenses of these Funds in comparison to their Lipper expense groups.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.


                             Semiannual Report | 53

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board noted that the investment management agreements for each of the Funds provide for fee breakpoints continuing beyond its existing asset size so that as each Fund grows in size, its effective management fee rate declines. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             54 | Semiannual Report

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund(6)
Franklin Templeton Conservative Allocation Fund(7)
Franklin Templeton Growth Allocation Fund(7)
Franklin Templeton Moderate Allocation Fund(7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(9)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(10)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(12)
Michigan(12)
Minnesota(12)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(12)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(13)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

(7.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

(8.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(9.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(10.) The fund invests primarily in insured municipal securities.

(11.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(12.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(13.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN NEW YORK TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

NYT S 05/10





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST


By /S/LAURA F. FERGERSON
   ------------------------------
    Laura F. Fergerson
    Chief Executive Officer -
     Finance and Administration
Date  May 27, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/LAURA F. FERGERSON
   ------------------------------
    Laura F. Fergerson
    Chief Executive Officer -
     Finance and Administration
Date  May 27, 2010


By /S/GASTON GARDEY
  -------------------
   Gaston Gardey
   Chief Financial Officer and
    Chief Accounting Officer
Date  May 27, 2010